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                                                           Exhibit 99.B(m)(1)(i)

                                     FORM OF

                               AMENDED SCHEDULE A

                               SCHEDULE OF SERIES

                                 WITH RESPECT TO

                               ING INVESTORS TRUST

                                DISTRIBUTION PLAN

PORTFOLIOS                                                                                    CLASS
----------                                                                                    -----
ING AIM Mid Cap Growth Portfolio                                                            Service 2
ING Alliance Mid Cap Growth Portfolio                                                       Service 2
ING Capital Guardian Managed Global Portfolio                                               Service 2
ING Capital Guardian Small/Mid Cap Portfolio                                                Service 2
ING Capital Guardian U.S. Equities Portfolio                                                Service 2
ING Eagle Asset Capital Appreciation Portfolio                                              Service 2
ING Evergreen Health Sciences Portfolio                                                     Service 2
ING Evergreen Omega Portfolio                                                               Service 2
ING FMR(SM) Diversified Mid Cap Portfolio                                                   Service 2
ING FMR(SM) Earnings Growth Portfolio                                                       Service 2
ING Goldman Sachs Tollkeeper(SM) Portfolio                                                  Service 2
ING Global Resources Portfolio                                                              Service 2
ING International Portfolio                                                                 Service 2
ING Janus Contrarian Portfolio                                                              Service 2
ING Jennison Equity Opportunities Portfolio                                                 Service 2
ING JPMorgan Emerging Markets Equity Portfolio                                              Service 2
ING JPMorgan Small Cap Equity Portfolio                                                     Service 2
ING JPMorgan Value Opportunities Portfolio                                                  Service 2
ING Julius Baer Foreign Portfolio                                                           Service 2
ING Legg Mason Value Portfolio                                                              Service 2
ING LifeStyle Aggressive Growth Portfolio                                                   Service 2
ING LifeStyle Growth Portfolio                                                              Service 2
ING LifeStyle Moderate Growth Portfolio                                                     Service 2
ING LifeStyle Moderate Portfolio                                                            Service 2
ING Limited Maturity Bond Portfolio                                                         Service 2
ING Liquid Assets Portfolio                                                                 Service 2
ING Marsico Growth Portfolio                                                                Service 2
ING Marsico International Opportunities Portfolio                                           Service 2
ING Mercury Focus Value Portfolio                                                           Service 2
ING Mercury Large Cap Growth Portfolio                                                      Service 2
ING MFS Mid Cap Growth Portfolio                                                            Service 2
ING MFS Total Return Portfolio                                                              Service 2
ING MFS Utilities Portfolio                                                                 Service 2

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
PORTFOLIOS                                                                                    CLASS
----------                                                                                    -----
ING Oppenheimer Main Street Portfolio(R)                                                    Service 2
ING PIMCO Core Bond Portfolio                                                               Service 2
ING PIMCO High Yield Portfolio                                                              Service 2
ING Pioneer Fund Portfolio                                                                  Service 2
ING Pioneer Mid Cap Value Portfolio                                                         Service 2
ING Salomon Brothers All Cap Portfolio                                                      Service 2
ING Salomon Brothers Investors Portfolio                                                    Service 2
ING T.Rowe Price Capital Appreciation Portfolio                                             Service 2
ING T.Rowe Price Equity Income Portfolio                                                    Service 2
ING UBS U.S. Allocation Portfolio                                                           Service 2
ING Van Kampen Equity Growth Portfolio                                                      Service 2
ING Van Kampen Global Franchise Portfolio                                                   Service 2
ING Van Kampen Growth and Income Portfolio                                                  Service 2
ING Van Kampen Real Estate Portfolio                                                        Service 2